Exhibit 99.1
KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
(Unaudited)

	2014
(Millions of dollars, except per share amounts)	Nine Months Ended September 30	Third Quarter	Second Quarter	First Quarter

Net Sales	$14,896	$5,056	$4,953	$4,887
Cost of products sold	9,766	3,291	3,253	3,222
Gross Profit	5,130	1,765	1,700	1,665
Marketing, research and general expenses	2,738	904	938	896
Other (income) and expense, net	29	(16)	(13)	58
Operating Profit	2,363	877	775	711
Interest income	13	5	5	3
Interest expense	(215)	(72)	(72)	(71)
Income From Continuing Operations Before Income Taxes and Equity Interests	2,161	810	708	643
Provision for income taxes	(681)	(260)	(225)	(196)
Income From Continuing Operations Before Equity Interests	1,480	550	483	447
Share of net income of equity companies	113	31	39	43
Income From Continuing Operations	1,593	581	522	490
Income from discontinued operations, net of income taxes	65	1	8	56
Net Income	1,658	582	530	546
Net income attributable to noncontrolling interests in continuing operations	(49)	(20)	(21)	(8)
Net Income Attributable to Kimberly-Clark Corporation	$1,609	$562	$509	$538

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic
Continuing operations(a)	$4.11	$1.50	$1.33	$1.27
Discontinued operations	0.17	—	0.02	0.15
Rounding	—	0.01	—	—
Net income attributable to Kimberly-Clark Corporation	$4.28	$1.51	$1.35	$1.42

Diluted
Continuing operations(a)	$4.08	$1.49	$1.32	$1.26
Discontinued operations	0.17	—	0.02	0.15
Rounding	—	0.01	0.01	—
Net income attributable to Kimberly-Clark Corporation(a)	$4.25	$1.50	$1.35	$1.41

(a)	Year-to-date does not equal the sum of the quarterly amounts as a result of rounding.

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
(Unaudited)

	2013
(Millions of dollars, except per share amounts)	Year Ended December 31	Fourth Quarter	Third Quarter	Second Quarter	First Quarter

Net Sales	$19,561	$4,895	$4,865	$4,873	$4,928
Cost of products sold	12,952	3,242	3,226	3,232	3,252
Gross Profit	6,609	1,653	1,639	1,641	1,676
Marketing, research and general expenses	3,699	915	913	928	943
Other (income) and expense, net	7	(7)	8	(6)	12
Operating Profit	2,903	745	718	719	721
Interest income	20	4	6	5	5
Interest expense	(282)	(71)	(73)	(71)	(67)
Income From Continuing Operations Before Income Taxes and Equity Interests	2,641	678	651	653	659
Provision for income taxes	(828)	(221)	(194)	(212)	(201)
Income From Continuing Operations Before Equity Interests	1,813	457	457	441	458
Share of net income of equity companies	205	48	49	55	53
Income From Continuing Operations	2,018	505	506	496	511
Income from discontinued operations, net of income taxes	203	53	59	51	40
Net Income	2,221	558	565	547	551
Net income attributable to noncontrolling interests in continuing operations	(79)	(19)	(19)	(21)	(20)
Net Income Attributable to Kimberly-Clark Corporation	$2,142	$539	$546	$526	$531

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic
Continuing operations(a)	$5.05	$1.27	$1.27	$1.23	$1.27
Discontinued operations(a)	0.53	0.14	0.15	0.13	0.10
Rounding	—	—	0.01	0.01	—
Net income attributable to Kimberly-Clark Corporation	$5.58	$1.41	$1.43	$1.37	$1.37

Diluted
Continuing operations(a)	$5.01	$1.26	$1.26	$1.22	$1.26
Discontinued operations	0.52	0.14	0.15	0.13	0.10
Rounding	—	—	0.01	0.01	—
Net income attributable to Kimberly-Clark Corporation(a)	$5.53	$1.40	$1.42	$1.36	$1.36

(a)	Year-to-date does not equal the sum of the quarterly amounts as a result of rounding.

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
(Unaudited)

	Year Ended December 31
(Millions of dollars, except per share amounts)	2012	2011	2010

Net Sales	$19,467	$19,268	$18,323
Cost of products sold	13,338	13,729	12,342
Gross Profit	6,129	5,539	5,981
Marketing, research and general expenses	3,757	3,430	3,339
Other (income) and expense, net	(5)	(43)	109
Operating Profit	2,377	2,152	2,533
Interest income	18	18	19
Interest expense	(285)	(277)	(244)
Income From Continuing Operations Before Income Taxes and Equity Interests	2,110	1,893	2,308
Provision for income taxes	(660)	(559)	(685)
Income From Continuing Operations Before Equity Interests	1,450	1,334	1,623
Share of net income of equity companies	177	161	181
Income From Continuing Operations	1,627	1,495	1,804
Income from discontinued operations, net of income taxes	201	189	139
Net Income	1,828	1,684	1,943
Net income attributable to noncontrolling interests in continuing operations	(78)	(93)	(100)
Net Income Attributable to Kimberly-Clark Corporation	$1,750	$1,591	$1,843

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic
Continuing operations	$3.94	$3.54	$4.13
Discontinued operations	0.51	0.48	0.34
Net income attributable to Kimberly-Clark Corporation	$4.45	$4.02	$4.47

Diluted
Continuing operations	$3.91	$3.52	$4.11
Discontinued operations	0.51	0.47	0.34
Net income attributable to Kimberly-Clark Corporation	$4.42	$3.99	$4.45

Exhibit 99.2
KIMBERLY-CLARK CORPORATION
SELECTED BUSINESS SEGMENT DATA
(Unaudited)

	2014
(Millions of dollars)	Nine Months Ended September 30	Third Quarter	Second Quarter	First Quarter
NET SALES

Personal Care	$7,299	$2,475	$2,442	$2,382
Consumer Tissue	5,024	1,697	1,638	1,689
K-C Professional	2,531	873	858	800
Corporate & Other	42	11	15	16
TOTAL NET SALES	$14,896	$5,056	$4,953	$4,887

OPERATING PROFIT

Personal Care	$1,393	$483	$453	$457
Consumer Tissue	782	285	240	257
K-C Professional	453	165	153	135
Corporate & Other	(236)	(72)	(84)	(80)
Other (income) and expense, net	29	(16)	(13)	58
TOTAL OPERATING PROFIT	$2,363	$877	$775	$711

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KIMBERLY-CLARK CORPORATION
SELECTED BUSINESS SEGMENT DATA
(Unaudited)

	2013
(Millions of dollars)	Year Ended December 31	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
NET SALES

Personal Care	$9,536	$2,366	$2,383	$2,390	$2,397
Consumer Tissue	6,637	1,668	1,626	1,625	1,718
K-C Professional	3,323	846	843	841	793
Corporate & Other	65	15	13	17	20
TOTAL NET SALES	$19,561	$4,895	$4,865	$4,873	$4,928

OPERATING PROFIT

Personal Care	$1,698	$398	$427	$432	$441
Consumer Tissue	988	275	233	220	260
K-C Professional	605	148	154	161	142
Corporate & Other	(381)	(83)	(88)	(100)	(110)
Other (income) and expense, net	7	(7)	8	(6)	12
TOTAL OPERATING PROFIT	$2,903	$745	$718	$719	$721

2

KIMBERLY-CLARK CORPORATION
SELECTED BUSINESS SEGMENT DATA
(Unaudited)

	Year Ended December 31
(Millions of dollars)	2012	2011	2010
NET SALES

Personal Care	$9,576	$9,128	$8,670
Consumer Tissue	6,527	6,770	6,497
K-C Professional	3,283	3,294	3,110
Corporate & Other	81	76	46
TOTAL NET SALES	$19,467	$19,268	$18,323

OPERATING PROFIT

Personal Care	$1,660	$1,526	$1,764
Consumer Tissue	887	775	660
K-C Professional	542	487	468
Corporate & Other	(717)	(679)	(250)
Other (income) and expense, net	(5)	(43)	109
TOTAL OPERATING PROFIT	$2,377	$2,152	$2,533

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